Annual Shareholder Meeting Results
The annual meeting of shareholders of the Fund was held on May 1, 2020. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Mr. Brian R. Bruce as Class I Trustee of the Fund to hold office for a three-year term expiring at the Fund’s 2023 annual meeting, or until his successor is elected and duly qualified.

Brian R. Bruce
For: 5,545,422
Withheld: 240,177

Special Shareholder Meeting Results
A meeting of shareholders of the Fund was held on May 1, 2020. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To approve the Agreement and Plan of Merger between SRV and SRF, including the issuance of additional common shares of SRF.

For: 3,267,394
Against: 142,135
Abstain: 53,306